                                   EXHIBIT B

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John Tomes, as Vice President of Wynnchurch Management, Inc., the general partner of Wynnchurch Partners, L.P., being the general partner of Wynnchurch Capital Partners, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint, Alisa Burns Hoy, its true and lawful attorney-in-fact and agent, for Wynnchurch Capital Partners, L.P. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 10th day of July, 2000 by John Tomes, on behalf and as Vice President of Wynnchurch Management, Inc., the general partner of Wynnchurch Partners, L.P., being the general partner of Wynnchurch Capital Partners, L.P.


                                      WYNNCHURCH CAPITAL PARTNERS, L.P.

                                      By:   Wynnchurch Partners, L.P.
                                      Its:  General Partner

                                      By:   Wynnchurch Management, Inc.
                                      Its:  General Partner


                                      By:   /s/ John Tomes
                                            ---------------------------
                                            John Tomes
                                      Its:  Vice President



STATE OF ILLINOIS)
COUNTY OF COOK   )



/s/ Jamie Jedrus
-----------------
Notary Public

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, John Tomes, as Vice President of Wynnchurch GP Canada, Inc., the general partner of Wynnchurch Partners Canada, L.P., being the general partner of Wynnchurch Capital Partners Canada, L.P., has made, constituted and appointed, and by these presents does make, constitute and appoint, Alisa Burns Hoy, its true and lawful attorney-in-fact and agent, for Wynnchurch Capital Partners Canada, L.P. and in its name, place and stead to execute, acknowledge, deliver and file any and all filings required by Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, Schedules 13D and 13G, Forms 3, Forms 4 and Forms 5, hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

     The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than the attorney-in-fact named herein.

     WITNESS THE EXECUTION HEREOF this 10th day of July, 2000 by John Tomes, on behalf and as Vice President of Wynnchurch GP Canada, Inc., the general partner of Wynnchurch Partners Canada, L.P., being the general partner of Wynnchurch Capital Partners Canada, L.P.


                                  WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                                  By:  Wynnchurch Partners Canada, L.P.
                                  Its: General Partner

                                  By:  Wynnchurch GP Canada, Inc.
                                  Its: General Partner


                                  By:  /s/ John Tomes
                                       ------------------------------------
                                       John Tomes
                                  Its: Vice President



STATE OF ILLINOIS)
COUNTY OF COOK   )



/s/ Jamie Jedrus
----------------
Notary Public